InfraSource Transmission Experiences and Perspective Dave Helwig, President & CEO Martin Maslonka, Director-Strategic Projects First Albany Electric T&D Conference July 13th 2005 Harvard Club, New York, NY

This presentation may include forward-looking statements that are based on our current expectations about future events. The words "believe," "expect," "anticipate," "will," "should," "may," "intend," "plan, "estimate" and similar expressions, or the negative of such words and expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such words and expressions. These forward- looking statements generally relate to our plans, objectives and expectations for future operations and are based on management's current estimates and projections of future results or trends. However, these statements are subject to a number of risks and uncertainties affecting our business including, but not limited to, (1) technological, structural and cyclical changes that could reduce the demand for the services we provide; (2) loss of key customers; (3) the uncertainty of the outcome of federal energy legislation; (4) the nature of our contracts, particularly our fixed-price contracts; (5) work hindrance due to inclement weather events; (6) the award of new contracts and the timing of the performance of those contracts; (7) project delays or cancellations; (8) the failure to meet schedule or performance requirements of our contracts; (9) the presence of competitors with greater financial resources and the impact of competitive products, services and pricing; (10) successful integration of acquisitions into our business; (11) close out of certain of our projects that may or may not occur as anticipated or may be unfavorable to us; and (12) other factors detailed from time to time in our reports and filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievement. Except as required by law, we do not intend to update forward-looking statements even though our situation may change in the future. Forward-Looking Statements

InfraSource Overview

Leadership in Infrastructure Services Vision: "InfraSource will be the recognized national leader in providing infrastructure services to utility and industrial companies." We are leaders in our markets Favorable trends imply substantial growth opportunities IFS is well positioned as beneficiary

Comprehensive Service Offering Leading provider of design, engineering and construction services for electric power, natural gas and telecommunications infrastructure 2003 Revenue By End Market Electric Power Transmission lines Substations Distribution lines Industrial services Natural Gas Distribution lines Transmission facilities Telecommunications Point-to-point fiber connections in select regional markets Note: Includes Maslonka in both periods. Natural Gas Telecom Other Electric Power East 154 60 14 331 2004 Revenue By End Market Natural Gas Telecom Other Electric Power East 33 8 3 56 Rev = $651M Rev = $520M

Martin Maslonka 19 Years Paul Daily 16 Years Steve Reiten 30 Years Randall Wisenbaker 16 Years Larry Coleman 15 Years CFO Terence Montgomery 18 Years Key Subsidiary Presidents Talented and experienced management team extending deep into the organization Average over 20 years of industry experience Experienced Management Team CEO David Helwig 30 Years Sr. VP - Strategic Sales Homer Purcell 30 Years

Responding to Market Developments

- **Forming InfraSource Transmission Services Co. (ITSCo) and Adding Management Talent to Strengthen Our Position**


InfraSource
Dave Helwig – Pres & CEO
Walt MacFarland
EVP-Electric
Martin Maslonka
Director-Strategic Projects
DASHIELL CORP.
InfraSource
Transmission Services
Fred Haag - President
InfraSource
Power
MASLONKA
MJ Electric - Transmission

InfraSource 6 Confidential and Proprietary

Positioned to Capture Growth in Electric T&D Spending

Focused on specialized transmission services for key customers across a broad geographic footprint

Electric Transmission/ Substation Focus


Generating Station
Transmission Line
Transmission Line
End User
Distribution Line
Substation Step-Up Transformer
Transmission Customer
Substation Step-Down Transformer
End User
InfraSource Primary Focus
InfraSource Capabilities

InfraSource Footprint



Exelon

AEP American Electric Power

TXU

Bonneville Power Administration

ATC

Western Area Power Administration

ExxonMobil

Calpine

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Source: Edison Electric Institute and Energy Information Administration ("EIA"). Note: 1965 blackout was the 2nd largest in history. Source: North American Electricity Reliability Council. Source: U.S. Department of Energy and Electricity Reliability Council of Texas ("ERCOT"). Electric Transmission: Need for Investment Historical Underinvestment in Transmission Infrastructure Increased Transmission Loading Relief Procedures Numerous Transmission Bottlenecks 1965 Blackout 46% CAGR 15 Path 15 BPA PowerUp Wisconsin Western Interconnection ERCOT Interconnection Eastern Interconnection

Transmission Investment Drivers Reliability Challenges and Concerns Relief of Constraints/Congestion Renewable Portfolio Standards and Production Tax Credit (PTC) Environmental Concerns Improved Regional Planning & Coordination Political/Regulatory Alignment Improving IOU Balance Sheet Health

Market Developments

Transmission Opportunities National: NERC's Annual Electricity Supply & Demand Database FERC Form 1 Reporting EEI Survey of Transmission Investment Regional: Regional Transmission Expansion Plans CAISO, MISO, NYISO, ISO-NE, PJM, SPP, ERCOT, etc Account for load growth and generation Include reliability and economic driven projects Other Regional Studies / Reports e.g. - RMATS Local: Individual Company Information Developer Plans Source: ferc.gov Existing & Proposed RTO's and ISO's Integration of numerous information sources reveals market breadth and depth

NERC's Annual Electricity Supply & Demand Database 5,600 Miles of new Transmission Lines planned for installation through 2008 28% is Southeastern U.S. 31% is Western U.S. NERC data covers ~ 55% of the new transmission market Does not include: transmission below 230kV, reconductoring, or maintenance Source: NERC Source: NERC Press Release

EEI Survey of Investor Owned Transmission Companies "Reversing a trend of declining transmission investment, from 1999 to 2003, annual transmission investment by investor-owned utilities increased 12 percent annually and totaled nearly $18 billion over the period. From 2004-2008, investor- owned utilities are planning to invest $28 billion in transmission infrastructure, a 60 percent increase over the earlier five year period." -EEI Survey of Transmission Investment, Historical and Planned Capital Expenditures (1999-2008), May 2005

Regional Transmission Expansion Planning: Midwest ISO 2005 Transmission Expansion Plan (MTEP 05) Approved by MISO Board June 2005 615 planned or proposed transmission facility additions or enhancements An investment of $2.91 billion 2005- 2009 vs. $1.96 billion prior estimate Two other large-scale "Exploratory" plans under evaluation Northwest Exploratory Project Iowa - Southern Minnesota Exploratory Project. Source: MISO's MTEP 05

Texas - ERCOT Several 345-kV and 138-kV additions are well under way Significant transmission additions are planned. Driven by reliability and economics $2.8 billion in transmission projects in the next few years Additional savings in projects under study Source: ERCOT Press Release & Report On Existing And Potential Electric System Constraints And Needs Within The ERCOT Region , (www.ercot.com) ERCOT-IOU and LCRA Transmission Plant Additions $2.8 billion in transmission projects in the next few years

New England ISO

- **RTEP04 original $2.3B estimate increased to $3B in April**
- **Connecticut region may face reliability problems due to transmission constraints**
  - Southwest Connecticut Reliability Project
    - 24 mi of 345kV Underground; 45 mi 345kV Aerial, ~$900M
    - Siting issues influenced used of 345kV Underground for a portion of the Project
  - Southern New England Reinforcement Project
  - Norwalk-Northport, NY Underwater Cables
- **Boston- Eliminate RMR Plant**
  - 18 miles of 345kV HPFF Underground Transmission
- **Northwest Vermont Reliability Project, ~$100M**
  - 52 miles, 345kV Aerial and Rebuild several 115kV lines


RTEP
Geographic Scope
NB
HQ
BHE
ME
SME
VT
NH
BOST
NY
WMA
SEMA
CT
RI
NOR
SWCT

Source: ISO-NE
Regional System Plan
Project Update, March 2005

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Confidential and Proprietary

Regional Transmission Expansion Planning: California ISO Reserve margin in southern area forecasted to be only 11.9% Potential resource deficiency ~ 1,725 MW under extreme conditions Accelerating Transmission Projects Path 26 South of Lugo Mission-Miguel Phase 1 Sylmar 2006 and Beyond Mission-Miguel Ph. 2 Jefferson-Martin Governor calling for more transmission investment Palo Verde - Devers #2 recently approved Projects in planning for RPS needs Source: CA Energy Commission Integrated Energy Policy Report 2004 Update

Regional Transmission Expansion Planning: Frontier Line 1,300 miles, 500kV, ~$3.3B WY to SoCal interconnection Announced April 2005; planned completion 2011 Western Governors (CA, NV, UT and WY) sponsoring development Stated Benefits: Strengthen the reliability of the West's transmission system; Better protect consumers from energy shortages and price spikes; Encourage a broader, diversified energy portfolio Economic Benefits Consumer and generator benefits of $0.9-1.7B/year CA consumers to benefit by $325-400M/year RMATS Study

Renewable Portfolio Standards United States Department of Energy, http://www.nrel.gov/wind/about.html AWEA Assessment: Original 2005 forecast: over 2,000 MWe of new capacity Revised 2005 forecast: up to 2,500 MWe Installation rate could increase 2 - 4 X with PTC extension through 2008 Delivery issues exist: Inadequate transmission to carry the electricity to consumers, especially in the West. Wind market "fast track" developer projects emerging

Transmission Market Significant number of prospective and existing customer announcements confirming plans to increase T&D spending ITC budget two years ago $60M, next three years $100M per year XCEL invested ~ $1.3 billion in 2004 to improve generation and T&D; Up ~35% from 2003. Expects to invest another $4.2 billion over the next three years. Duquesne Light plans to spend $500M over the next three years on system improvements SCE announced plans to invest an additional $11B to expand and upgrade its transmission and distribution facilities over the next six years. PG&E and AEP significantly increasing spending

Energy Bill Update The House passed an $8 billion energy bill in April. The Senate approved passage of a $16 billion energy bill on June 27th. Provisions under consideration include: Accelerated depreciation of transmission facilities Establish a reliability organization that will enforce mandatory grid reliability rules Backstop bottlenecks of national interest FERC backstop transmission siting issues Repeal of PUHCA and PURPA National RPS -10% RPS by 2020 Clean coal and coal gasification research- $2B over 10 years House and Senate to reconcile differences in conference sessions Start date not yet announced President Bush has said that he would like a final bill on his desk before the August recess.

InfraSource Market Experience

Electric Transmission End Market Update

Recent Project Completions:

- Path 15 (WAPA, California), 500kV EPC
- ATC, Arrowhead-Weston 345kV, 1st segment
- Exelon/ATC, WI-II Flowgate 345kV
- Exelon, nine 230kV and 345KV projects
- Conectiv, multiple 230kV projects
- CPS, Green Mountain-Stone Gate, 138kV
- Western Farmers Electric Coop, 138kV
- AEP/LCRA, Santa Anna-Bangs, 138kV
- New Mexico Wind Developer, 138kV

- **Projects In Progress / On-going:**
  - Michigan, Upper Thumb Project, Double Circuit 230kV
  - ATC, Arrowhead-Weston 345kV
  - BPA, Schultz-Wautoma, 500kV
  - Wisconsin, Amberg-Marinette, 138kV single and double circuit
  - Wisconsin, Plains-Amberg, double circuit 138kV

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Electric Transmission End Market Update Recent Awards Georgia, 500 kV Line Nevada, 500kV Line Idaho Wind Developer, 138kV Line Delaware, 230kV canal crossing These projects valued at approximately $48M

Electric Transmission End Market Update On the Horizon: Mid-Term IFS is tracking ~100 transmission projects for 2006; a 25% increase since Jan. 2005. Project Population Project Size 15% > $25M 45% >$5M and < $25M 40% < 5 M

InfraSource Transmission Services Co. (ITSCo) Breadth of services and track record deliver unique value for transmission owners and investors Complete scopes of work Single point accountability Cost effectiveness Optimized and fast track schedules Transmission owner and investor confidence

ITSCo Scope of Services Transmission line engineering, design, procurement & construction Environmental impact survey, EIS, EIS mitigation and monitoring ROW survey, structure locating Plan and profile Geotechnical survey Clearing, grubbing, access road construction and maintenance Complete material/equipment acquisition Steel pole and lattice structure load trees Steel pole and lattice tower drilled shaft and grillage foundations Steel pole, and lattice assembly and installation Conductor, OPGW, OHGW, ADSS installation Commissioning services

Example: Western Area Power Administration - Path 15 California Central Valley 84-mile installation of a new 500kV transmission line Critically important upgrade to system reliability Energized November 2004 On-time:15 month accelerated schedule $60M under budget CAISO; 6/25/2002

Environmental Management Services Environmental Management Services ITS's EMS Group implemented stormwater, biological, cultural, and paleontology monitoring on the Path 15 Project. On-site management increased efficiency and enhanced project environmental compliance by working with and ahead of the construction operations to support the total project effort. 35 + inadvertent cultural, biological, and paleontology discoveries were managed without impacting the construction schedule.

Foundations Foundations Long term commitment to capital investment greatly contributed to the unprecedented rapid deployment and overall efficiency of our foundation installation success on the Path 15 Project.

Specialty Equipment and Tooling as Required Specialty Equipment and Tooling as Required Large scale specialized equipment and advanced methods enable ITSCo to have 40 foundations simultaneously under various phases of construction.

Structures Structures From setting steel poles in urban centers to flying lattice towers over the Teton Pass in Idaho, ITSCo has handled structures on a wide variety of demanding terrains and environments. InfraSource has the experience and massive tooling required to efficiently erect lattice towers up to 350' in height.

Conductor Conductor InfraSource's extensive fleet of in-house tensioning, pulling, and sagging equipment allow us to string over three miles from a single conductor set up. from a single conductor set up. from a single conductor set up. from a single conductor set up. from a single conductor set up. from a single conductor set up.

Helicopter Assistance Helicopter Assistance InfraSource utilized helicopter assistance in both the structures and wire stringing phases of construction. We’ve successfully partnered with Helicopter and Air-Crane Service Providers on a number of projects where schedule efficiency is paramount to the customer.

InfraSource Leadership in Transmission Market Market demand for transmission services is increasing InfraSource has the experience and resources needed by Owners and Investors We are positioned to leverage our capabilities to meet growing demands while consistently delivering safe, cost- effective, and timely services

InfraSource Experiences and Perspective Dave Helwig, President & CEO Martin Maslonka, Director-Strategic Projects First Albany Electric T&D Conference July 13th 2005 Harvard Club, New York, NY